                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2002

                              HARMONY TRADING CORP.
             (Exact name of registrant as specified in its charter)


          NEW YORK                       0-30158                 13-3935933
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


2191 Hampton Avenue, Montreal, Quebec, Canada                      H4A 2K5
  (Address of principal executive offices)                        (Zip Code)

                                 (514) 369-4221
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      Thomas Monahan, CPA was our independent certifying accountant for the fiscal years ended December 31, 2001, 2000, 1999 and 1998. On May 16, 2002, we terminated his appointment and subsequently engaged Rogoff & Company, 275 Madison Avenue, New York, NY 10017, as our certifying accountant for the fiscal year ending December 31, 2002. The termination of Thomas Monahan, CPA and appointment of Rogoff & Company, P.C. was approved by our board of directors.

      The reports of Thomas Monahan, CPA on our financial statements for the past two fiscal years for which Thomas Monahan, CPA provided such reports, contained no adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principle except that such reports were modified with respect to our ability to continue as a going concern.

      In connection with the audits of the last two fiscal years ended December 31st and during the subsequent interim period preceding his dismissal, there were no disagreements between us and Thomas Monahan, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to his satisfaction, would have caused Thomas Monahan to make reference to the subject matter of the disagreement in connection with his reports.

      In connection with the audits of the last two fiscal years ended December 31st and during the subsequent interim period preceding his dismissal, Thomas Monahan did not advise us that:

         (A) internal controls necessary for us to develop reliable financial statements did not exist;

         (B) information had come to his attention that led him to no longer to be able to rely on our management's representations or made him unwilling to be associated with the financial statements prepared by our management;

         (C) there was a need to expand significantly the scope of his audit, or that information had come to his attention during such time periods that if further investigated might: (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause him to be unwilling to rely on our management's representations or be associated with our financial statements;

         (D) information had come to his attention that he had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

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ITEM 7.  EXHIBITS

      Exhibits filed as part of this Report are as follows:

Exhibit 16. Letter from Thomas Monahan CPA regarding confirmation of our assertions on changes in Registrant's certifying accountants.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARMONY TRADING CORP.



Dated:   May 24, 2002                   By:  /s/James Klein
                                             -----------------------------------
                                             James Klein, Treasurer and
                                             Chief Financial Officer


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